UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 1, 2020
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UNITEDHEALTH GROUP INCORPORATED
(Exact name of registrant as specified in its charter)
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Delaware	1-10864	41-1321939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

UnitedHealth Group Center, 9900 Bren Road East,	Minnetonka,	Minnesota	55343
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (952) 936-1300
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	UNH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 1, 2020, the Company held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”). There were 858,752,336 shares of common stock represented at the Annual Meeting. The shareholders of the Company voted as follows on the following matters at the Annual Meeting:

1.Election of Directors. The ten directors were elected at the Annual Meeting for a one-year term based upon the following votes:

				Broker
Director Nominee	For	Against	Abstain	Non-Votes
Richard T. Burke	750,121,563	39,958,052	576,354	68,096,367
Timothy P. Flynn	779,801,830	10,268,623	585,516	68,096,367
Stephen J. Hemsley	763,155,840	26,250,809	1,249,320	68,096,367
Michele J. Hooper	755,503,255	34,589,863	562,851	68,096,367
F. William McNabb III	788,651,902	1,437,628	566,439	68,096,367
Valerie C. Montgomery Rice, M.D.	789,206,142	933,055	516,772	68,096,367
John H. Noseworthy, M.D.	788,121,169	1,678,362	856,438	68,096,367
Glenn M. Renwick	772,275,192	17,799,585	581,192	68,096,367
David S. Wichmann	779,309,558	10,836,399	510,012	68,096,367
Gail R. Wilensky, Ph.D.	765,408,064	24,720,914	526,991	68,096,367

2.Non-binding advisory vote on executive compensation. The Company’s executive compensation was approved by a non-binding advisory vote based upon the following votes:

			Broker
For	Against	Abstain	Non-Votes
760,373,598	28,875,557	1,406,814	68,096,367

3.Ratification of the appointment of Deloitte & Touche LLP. The appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2020 was ratified based upon the following votes:

For	Against	Abstain
843,836,473	14,211,765	704,098

4.Approval of UnitedHealth Group 2020 Stock Incentive Plan. The UnitedHealth Group 2020 Stock Incentive Plan was approved based upon the following votes:

			Broker
For	Against	Abstain	Non-Votes
736,085,924	53,752,711	817,334	68,096,367

5.Shareholder proposal regarding non-binding shareholder vote on bylaw amendments. The shareholder proposal was not approved based upon the following votes:

			Broker
For	Against	Abstain	Non-Votes
17,375,271	767,171,852	6,108,846	68,096,367

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITEDHEALTH GROUP INCORPORATED

	By:	/s/ Dannette L. Smith
Dannette L. Smith
Secretary to the Board of Directors

Date: June 5, 2020